Exhibit 99.2

Deloitte & Touche LLP 3 Second Street Suite 301 Harborside Plaza 10 Jersey City, NJ 07302 USA Tel: +1 212 937 8202 www.deloitte.com

Americor Funding, LLC
18200 Von Karman Avenue, Suite 600
Irvine, California 92612

Independent Accountants’ Report
on Applying Agreed-Upon Procedures

We have performed the procedures described below, related to certain information with respect to a portfolio of receivables in connection with the proposed offering of AMDR 2025-1 Asset Backed Notes. Americor Funding, LLC (the “Company”) is responsible for the information provided to us, including the information set forth in the Subsequent Statistical Receivable File (as defined herein).

The Company has agreed to the procedures and acknowledged that the procedures performed are appropriate to meet the intended purpose of evaluating the accuracy of certain information set forth in the Subsequent Statistical Receivable File. Additionally, Jefferies LLC (“Jefferies” and together, with the Company, the “Specified Parties”) has agreed to the procedures and acknowledged that the procedures performed are appropriate for their purposes.  This report may not be suitable for any other purpose.  The procedures performed may not address all of the items of interest to a user of the report and may not meet the needs of all users of the report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes.  Consequently, we make no representations regarding the appropriateness of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

On October 8, 2025, representatives of the Company provided us with a computer-generated data file and related record layout containing data, as represented to us by the Company, as of the close of the business September 30, 2025, with respect to 661,451 receivables (the “Subsequent Statistical Receivable File”). At the Company’s instruction, we randomly selected 56 receivables (the “Subsequent Sample Receivables”) from the Subsequent Statistical Receivable File with (i) an “enrolled_debt_status” of “Pre-Settlement” or “Post-Settlement,” (ii) an “ABS_remaining_fees” value greater than $0.00 and (iii) were not Sample Receivables (as defined in our report to you dated September 29, 2025, relating to the Statistical Data File for the Transaction).

At the Company’s instruction, we performed certain comparisons and recomputations for each of the Subsequent Sample Receivables relating to the receivable characteristics (the “Characteristics”) set forth on the Subsequent Statistical Receivable File and indicated below.

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Characteristics

1.        Receivable number (for informational purpose only)
2.        Customer enrolled date
3.        Customer state
4.        Fee % on enrolled date
5.        Income
6.        Estimated term
7.        Deposit frequency
8.        Original creditor
9.        Original enrolled balance
10.       Active enrolled balance
11.      Deposit count

12.        First deposit date
13.        Debt type category
14.        AR original term
15.        AR collected to date
16.        Enrolled debt status
17.        Settlement offer amount
18.        Current creditor
19.        Remaining estimated term
20.        Americor fee
21.        Remaining AR term
22.        Remaining fees

We compared Characteristics 2. through 10. to the corresponding information set forth on or derived from the related “Enrollment Contract;” Characteristics 11. through 16. to screen shots from the Company’s servicing system (the “Servicing System Screen Shots”); Characteristic 17. to the “Settlement Letter;” and Characteristic 18. to the Servicing System Screen Shots or the Settlement Letter.

With respect to our comparison of Characteristic 19., we recomputed the remaining estimated term as the difference between (i) the “customer estimated program length” (as set forth on the Subsequent Statistical Receivable File) and (ii) number of months between (a) September 30, 2025 and (b) the customer enrolled date (as set forth on the Enrollment Contract).

With respect to our comparison of Characteristic 20., we recomputed the Americor fee as the product of (i) the product of the (a) fee % on enrolled date and (b) original enrolled balance (each as set forth on the Enrollment Contract) and (ii) the “Americor Fee Split” (as applicable) (as derived from the Subsequent Statistical Receivable File).

With respect to our comparison of Characteristic 21., we recomputed the remaining AR term as the number of months between (i) September 30, 2025 and (ii) the “last scheduled fee date” (as set forth on the Subsequent Statistical Receivable File).

With respect to our comparison of Characteristic 22., we recomputed the remaining fees as the difference between (i) the Americor fee (as determined above) and (ii) the AR collected to date (as set forth on the Servicing Screen Shots).

For purposes of our comparisons and at your instruction:

•	with respect to our comparison of Characteristics 2 and 12., differences of 7 days or less are deemed to be “in agreement”;

•	with respect to our comparison of Characteristics 15., 17., 20. and 22., differences of $1.00 or less are deemed to be “in agreement”; and

•	with respect to our comparison of Characteristic 19., differences of 1 month are deemed to be “in agreement.”

The loan documents described above (including any information obtained from the servicing system) and any other related documents used in support of the Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Loan Documents.”  We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Loan Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein.  In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Loan Documents.  In addition, we make no representations as to whether the Loan Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Subsequent Sample Receivables.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Subsequent Statistical Receivable File were found to be in agreement with the above-mentioned Loan Documents, except as indicated in Appendix A.  Supplemental Information is contained in Appendix B.

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We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the receivables underlying the Subsequent Statistical Receivable File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the receivables or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above. We have no responsibility to update this report for events and circumstances that occur subsequent to the date of this report.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants (“AICPA”). An agreed-upon procedures engagement involves the practitioner performing specific procedures that the engaging party has agreed to and acknowledged to be appropriate for the purpose of the engagement and reporting on findings based on the procedures performed. We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review engagement conducted in accordance with attestation standards established by the AICPA, the objective of which would be the expression of an opinion or conclusion, respectively, on the Subsequent Statistical Receivable File.  Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance.  Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

We are required to be independent of the Company and to meet our other ethical responsibilities, as applicable for agreed-upon procedures engagements set forth in the Preface: Applicable to All Members and Part 1 – Members in Public Practice of the Code of Professional Conduct established by the AICPA.  Independence requirements for agreed-upon procedure engagements are less restrictive than independence requirements for audit and other attestation services.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

October 29, 2025

Appendix A to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated October 29, 2025.

In applying our agreed-upon procedures as outlined above, we observed the following:

Exception Description Number	Exception Description
1	One difference in original enrolled balance
2	One difference in Americor fee
3	One difference in remaining fees

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix B to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated October 29, 2025.

Supplemental Information Related to the Findings Set Forth on Appendix A

Exception Description Number	Subsequent Sample Receivable number	Characteristic	Characteristic set forth on the Subsequent Statistical Receivable File	Characteristic set forth on the Loan Documents

1	38490169	Original enrolled balance	$1,393.00	$1,377.00
2	38490169	Americor fee	$376.11	$371.79
3	38490169	Remaining fees	$250.75	$246.43

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.